                   AGREEMENT OF MODIFICATION AND CLARIFICATION

         This Agreement is entered into effective January 1, 1996 by and between Lifetime Institute for Family Education, Inc., a Connecticut Corporation ("Lifetime"), and Lamaze Publishing Company, Inc., a Connecticut Corporation ("LPC") (collectively referred to as "LPC") and the American Society for Psychoprophylaxis in Obstetrics, Inc., a New York Corporation ("ASPO"). The rights and obligations of LPC hereunder may be assigned between its entities, or to another entity controlled by its principal owners, within their discretion upon notice to ASPO.

         WHEREAS, the parties have entered into several existing agreements specified below, and now desire by means of this Agreement of Modification and Clarification to resolve various issues which have arisen between them concerning such existing agreements and to modify and clarify, such existing agreements as set forth herein;

         NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

I.       EXISTING AGREEMENTS.

         A. Video Agreement. On October 14 and 18, 1989 ASPO and Medical Communications Corporation respectively executed an "Agreement Between ASPO/Lamaze and Medical Communications Corporation" relating to the production of videos under the "Lamaze" name. The rights and obligations of Medical Communications Corporation under such agreement were transferred to Lifetime as the successor in interest to Medical Communications Corporation.

On December 9 and December 7, 1992 ASPO and Lifetime respectively executed an "Addendum to an Agreement Between ASPO/Lamaze and Medical Communication Corporation" which amended the royalty schedule under the Video Agreement. On April 22, 1993 and April 16, 1993, ASPO and Lifetime respectively executed a "Second Addendum To An Agreement Between ASPO/Lamaze and Medical Communication Corporation" which expanded the Video Agreement to cover a T.V. Program.

         B. Intellectual Property Agreement. ASPO and Lifetime entered into an agreement dated April 6, 1990, dealing with the development of creative and intellectual properties by Lifetime to facilitate the marketing of the video cassettes under the Video Agreement.

         C. LPM Agreement. Such agreement is dated August 2, 1990 and was entered into by Lifetime and ASPO. All rights and obligations of Lifetime under such agreement were assigned to LPC.

         D. Loan/Activity Agreement. Such agreement is dated August 2, 1990 and was entered into by Lifetime and ASPO. On August 20, 1990 parts of such agreement were assigned by Lifetime to LPC and parts of such agreement were retained by Lifetime.

         E. Child Development Newsletter. On July 10, 1993 and September 20, 1993 ASPO and LPC respectively executed a "Statement of Terms Concerning Child Development Newsletter."

         F. Onsert Agreement. Such Agreement, dated December 7, 1992, is between ASPO and Lifetime and provides for specified royalties to be paid ASPO for certain Onserts to be included with "Lamaze Parents' Magazine."

         G. "Existing Agreements." All of the agreements described in this
Section I will on occasion hereafter be referred to collectively as the "Existing Agreements."

II.      TRADEMARK ISSUES.

         A. Assignment of Marks to ASPO. Upon execution of this Agreement of Modification and Clarification, LPC shall: (i) execute an Assignment in the form of Exhibit B hereto, assigning to ASPO those trademarks registrations and applications listed at Exhibit A hereto that are based upon actual use; and (ii) with respect to those applications that are based upon intent to use, LPC shall enter those marks into use as soon as reasonably practicable, promptly file Statements of Use with the U.S. Patent and Trademark Office, and promptly assign each such application to ASPO upon filing the Statement of Use. Statements of Use for each of the categories of goods identified in Exhibit A shall be executed within two years of the effective date of this Agreement, with the exception of television advertising, production, broadcasting. At the end of the final extension period for filing a Statement of Use (whether under federal regulations or the terms of this Agreement, whichever is shorter), if a Statement of Use has not been filed the application shall be abandoned. If no Statement of Use has been filed within that period, LPM may request an extension, and ASPO shall negotiate in good faith with respect to such extension. Actual use of those of the marks on Exhibit A which are listed as "intent to use" and are not used in conjunction with consumer publications or other communications shall require prior ASPO approval of the specific product or services covered by such mark, and agreement on a royalty in accordance with
Section VI(D) herein below. In licensing Registration

#1730169 (the "Institute for Family Education Lamaze" seal) back to LPC, ASPO reserves the right to use the word "Lamaze" with the words "Family" and/or "Education" in juxtaposition with ASPO/LAMAZE, in a manner that will not compete or cause confusion with LPC's use of such registered mark(s). LPC shall execute such additional documents as are necessary to cause the records of the U.S. Patent and Trademark Office to list such registrations and applications in the name of ASPO. Such assignment[s] by LPC shall not constitute a waiver of, and shall be without prejudice to, any rights of LPC to assert any claim for breach of any of the Existing Agreements by ASPO or any claim that ASPO does not have exclusive rights in any "Lamaze" mark, and shall be inadmissible in any proceeding between the parties. Such intent to use applications by LPC shall not constitute a waiver of, and shall be without prejudice to, any rights of ASPO to assert any claim of ownership of any "Lamaze" mark by ASPO, and shall be inadmissible in any proceeding between the parties. In the event of any conflict between any application by LPC and ASPO in the U.S. PTO anticipated by this Agreement, the parties shall file a Consent to Register, and if they are subsequently unsuccessful in securing registration, shall confer and take such further action that is mutually acceptable to best preserve their respective rights.

         B. License Back to LPC. Upon execution of this Agreement of Modification and Clarification. ASPO shall execute an exclusive License Agreement in the form attached at Exhibit C hereto, assigning back to LPC, the exclusive right to use those marks listed at Exhibit A hereto that are registered or have been applied for based upon actual use. The exclusive right to use the marks identified in Exhibit A for which applications have been filed based upon an intent to use the marks shall be assigned back to LPC at the time the applications are assigned to ASPO. Until that time, ASPO shall not use, or license others to use, such marks. Royalties shall be paid by LPC to ASPO for use of these marks pursuant to the terms of either paragraph IV or VI(D) of this Agreement, as applicable, as indicated on Exhibit
A. LPC has selected the "LAMAZE INSTITUTE FOR FAMILY EDUCATION" and "LAMAZE INSTITUTE FOR FAMILY EDUCATION and Design" marks as their principal marks and those marks will be given primary emphasis by LPC in their use of the LAMAZE marks and any trade or business name incorporating the term LAMAZE PUBLISHING. Although licensed to LPC pursuant to Exhibit C, the "LAMAZE PUBLISHING" mark will be deemphasized relative to the principal marks and will be phased down over a three-year period to a level of use by LPC no more than is sufficient to support its continued registration. ASPO and LPC agree that LPC may maintain and use the "LAMAZE PUBLISHING" mark as part of a trade or business name, consistent with that phase down. In instances where both a licensed mark and a trade or business name incorporating the term LAMAZE PUBLISHING are used together, the mark shall be used more prominently than the trade or business name. The "LAMAZE COMMUNICATIONS" mark need not be licensed back to LPC, nonetheless, absent licensing the mark back to LPC in accordance with Exhibit C, ASPO shall not use the mark without LPC's express, prior, written consent. In the event that consent is given. ASPO shall use the "LAMAZE COMMUNICATIONS" mark only in a manner and at a level sufficient to support its continued registration. ASPO and LPC shall agree to mutually acceptable guidelines for maintaining registration of the "LAMAZE COMMUNICATIONS" mark.

         C. Prosecution of New Application for Registration of "Lamaze Parents' Magazine" Mark. LPC shall, at its own expense and in the name of ASPO, make a new application for registration of the "Lamaze Parents' Magazine" mark (which new application shall also be included within the exclusive assignment back to LPC under Section II(B) hereinabove).

Initially such application shall make no disclaimer of use of the word "Lamaze" apart from the mark as a whole. LPC shall control the application for such mark, but shall consult with ASPO on all pertinent decisions relative to such application, including without limitation the issue of whether to make any disclaimers in connection with such application. ASPO shall provide full cooperation on a reasonable basis in support of such application.

         D. Continued Prosecution by LPC of Pending Applications. LPC may, at their own expense continue to prosecute those other pending applications for registration of various uses of the "Lamaze" mark, which other pending applications are listed in Exhibit A hereto. LPC shall control such applications, but shall consult with ASPO on all pertinent decisions relative to such applications, including without limitation the issue of whether to make any disclaimers in connection with such applications. ASPO/Lamaze shall provide full cooperation on a reasonable basis in support of such applications. Such prosecution shall be in the name of ASPO, except that the intended use applications shall be prosecuted in the name of LPC until such time as they are assigned to ASPO under Section II(A) hereinabove.

         E. New Applications by LPC for Registration of the "Lamaze" Mark. With the prior written consent of ASPO. LPC may make application for registration of additional new uses of the "Lamaze" mark in connection with consumer publications and other communications, said applications to be at LPC's expense and in the name of ASPO. ASPO shall not unreasonably withhold such consent, recognizing that consent may be withheld if the use of the proposed mark unreasonably interferes with ASPO's use of the "Lamaze" name in the conduct of its educational and certification activities in furtherance of its mission. Where ASPO does consent, it shall license back the mark to LPC on an exclusive basis. LPC shall control such applications, but shall consult with ASPO on all pertinent decisions relative to such applications, including without limitation the issue of whether to make any disclaimers in connection with such applications. ASPO shall provide full cooperation on a reasonable basis in support of such applications. As used in this Agreement of Modification and Clarification the term, "consumer publications and other communications" shall include all forms of media (e.g., print, audio, computer, visual) which are a.) consumer-oriented and b.) either bear advertising or are revenue generating or are otherwise commercial in nature.

         F. New Uses of the "Lamaze" Mark by ASPO. ASPO may, at its own expense, make application for registration of uses of the "Lamaze" mark in areas outside of consumer publications and other communications, provided that such uses do not unreasonably interfere with LPC's use of the "Lamaze" mark in connection with their consumer publications and other communications, and further provided that although ASPO shall control such applications it shall first consult with LPC concerning such new uses.

         G. Certification "Lamaze" Mark. ASPO shall on or before March 31, 1996 apply for registration of the "Lamaze" mark as a certification mark at ASPO's own expense. ASPO shall control such application but shall consult with LPC concerning all pertinent decisions relating to the application, including without limitation the issue of whether to make any disclaimers in connection with such application.

         H. Enforcement in the Area of Marks Licensed to LPC. LPC shall have the sole right and obligation at their own expense to enforce as they deem necessary the rights of ASPO as owner and LPC as exclusive licensee in the "Lamaze" mark for marks licensed or agreed to be licensed to LPC. Such enforcement actions may involve uses outside of consumer publications and other communications if in the reasonable opinion of LPC such use does or might interfere with their use of the "Lamaze" marks licensed to LPC. LPC shall consult with ASPO concerning strategy and progress of enforcement under this Section II(H), and ASPO shall provide full cooperation on a reasonable basis with such enforcement, including but not limited to joinder in any enforcement action.

         I. Enforcement of Marks Used by ASPO or Third Parties. ASPO shall have the right and obligation at its own expense to enforce as it deems necessary the rights of ASPO as owner of "Lamaze" marks other than those licensed or agreed to be licensed to LPC. ASPO shall consult with LPC concerning strategy and progress of enforcement under this Section II(I). Notwithstanding the above, in the case of enforcement of a "Lamaze" mark that is used by a third-party licensee where LPC is receiving a percentage of royalties received from such third-party licensee, LPC shall pay a percentage of such enforcement costs equal to that percentage of royalties received by LPC from such licensee. For example, if the royalties from a mark which is being enforced are being split 85% for ASPO and 15% for LPC, LPC shall pay 15% of the enforcement cost. The party paying the greater percentage of the enforcement costs shall control the enforcement. LPC shall not oppose in any way such enforcement actions by ASPO, nor otherwise lend support to third par-ties in such enforcement actions. In the event either party receives compulsory process issued by a court or tribunal of competent jurisdiction, the party receiving such process promptly shall notify the other and both parties shall cooperate fully to preserve the respective rights of the parties.

         J. Split of Recoveries. In the event of any recoveries from enforcement actions under Section II(H), the recovery shall be kept by LPC since LPC will have paid all the enforcement costs. In the case of enforcement actions under
Section 11(I), any recoveries will
be split by the parties in accordance with the percentage of enforcement costs borne by the parties for such particular enforcement.

         K. Cooperation in the Event of Counterclaims. In the event that any enforcement action brought by one party hereunder under Section II(H) or II(I) results in a counterclaim being brought against the other party, the parties shall cooperate and negotiate in good faith to allocate the responsibilities and enforcement costs among them relating to the affirmative enforcement action and the counterclaim[s].

         L. Cooperation by ASPO. ASPO shall provide full cooperation on a reasonable basis as is necessary to maintain the registration of all "Lamaze" marks registered in the name of ASPO.

         M. Watch Service. ASPO shall employ at its own expense a commercially reasonable Watch Service to monitor use of the "Lamaze" mark and run trademark searches by qualified professionals at least three times per year. and shall promptly provide LPC with the results of such Watch Service and searches.

         N. Reversion of Trademark Rights to LPC. In the event that a final administrative and/or judicial finding and/or determination has been rendered by a tribunal of competent jurisdiction that ASPO does not have exclusive rights in any mark incorporating the term "Lamaze" used by LPC in conjunction with goods and/or services for which the use of the mark has been licensed to LPC and the time within which to appeal has expired, ASPO shall immediately assign to LPC all right, title, and interest ASPO may possess in such particular mark for such use, and ASPO shall execute all documents reasonably necessary to effect such transfer; provided, however, that a requirement by the U.S. Patent and Trademark Office (and any court affirmance thereof) that ASPO disclaim exclusive rights in the term "Lamaze" apart from the mark as a whole shall not constitute an event requiring reversion of the mark to LPC hereunder.

III.     COMMUNICATION WITH CONSUMERS

         In the event ASPO proposes to publish any consumer-oriented publication in conjunction with a mark that includes the term "LAMAZE," ASPO shall notify LPC and secure the prior, express, written permission of LPC, which permission may be refused in LPC's discretion, only if the proposed publication is a consumer-oriented publication in conjunction with a "LAMAZE" mark. Permission given by LPC under this paragraph shall not presume that any other use is acceptable to LPC or constitute a waiver by LPC. Notwithstanding the foregoing, the parties expressly agree that the following uses are permitted:

         o Maintenance of a Web Site that is oriented to childbirth educators and is not consumer-oriented;

         o A non-commercial, educational, information piece, directed at expectant parents on the subject of "Selecting a Childbirth Educator";

         o Legislative advocacy in accordance with the principles which have been adopted by ASPO/LAMAZE in meeting its mission;

         o Publication of official Position Papers of ASPO/LAMAZE, that are consistent with the principles which have been adopted by ASPO/LAMAZE in meeting its mission, are approved by the Board, and are directed to issues relating to childbearing and early patenting;

         o In the event that ASPO desires to publish any specific message or piece of information in conjunction with a mark that includes the term LAMAZE, that is consumer-oriented and not a "publication" within the meaning of the LPM Agreement, LPC shall have a right of first refusal to publish the message or piece of information in a commercially reasonable time in accordance with the LPM Agreement; in the event that LPC either refuses to publish the message or information or fails to do so in a commercially reasonable time, ASPO shall have the right to distribute the message or information directly to consumers on a non-commercial basis.

IV.      ROYALTIES TO ASPO.

         A. Royalty Amount. In consideration for the licensing of the "Lamaze" mark to LPC under the Existing, Agreements, as amended by this Agreement of Modification and Clarification, and in lieu of any and all royalties and fees under the Existing Agreements, ASPO shall receive a royalty equal to 1.5% of the yearly net revenues received by LPC from the Newborn Channel and from all media (e.g., print. computer, audio and visual properties) in conjunction with which LPC is using the "Lamaze" mark, including without limitation "Lamaze Parents' Magazine," and "LamazeBaby Magazine." "Net revenues" means revenues received and retained by LPC, net of agency commission. Such royalty shall be paid on a quarterly basis within 30 days after the receipt by LPC of the funds on which payments are based. The guaranteed minimum annual royalty payment for 1996 shall be One Hundred Twenty Five Thousand and 00/100 Dollars ($125,000.00). For the first five years following 1996 (i.e., 1997, 1998, 1999, 2000 and 2001) this guaranteed minimum annual royalty amount shall be increased each year by a percentage equal to any increase in the U.S. City Average Consumer Price Index

For All Urban Areas, All Items ("CPI"). For years 2002 and beyond, the guaranteed minimum annual royalty payment shall be the 2001 minimum guaranty amount.

         B. Other LPC Ventures. There shall be excluded from those revenues upon which royalties are calculated, any income received by LPC from any project by LPC in conjunction with which the "Lamaze" mark is not used. (Notwithstanding this paragraph, advertising revenue from the Newborn Channel shall be included in the royalty base, regardless whether or not the "Lamaze" mark is used in conjunction with it.) For purposes of this Agreement of Modification and Clarification, the "Lamaze" mark shall be deemed to be used in conjunction with a LPC project if the "Lamaze" mark is used, either: (i) as a mark and is not fair use; or (ii) in a manner that reasonably results in a likelihood of confusion, mistake, or deception that the source of the goods and/or services is ASPO rather than LPC; or (iii) reasonably conveys the commercial impression of sponsorship or endorsement of the goods and/or services by ASPO. Prior to initiating any project without the "Lamaze" mark, if such project might compete with any ASPO project or with any LPC project in conjunction with which the "Lamaze" mark is used. the party initiating the project shall first notify and consult with the other concerning such project; however, the consent of the other shall not be required. For Other LPC Ventures relating to mineral supplements and/or vitamins pursuant to this Agreement, the parties shall negotiate a mutually acceptable royalty rate, not to exceed six (6)% of yearly revenues received by LPC, less returns, samples, demonstration products, excise tax, sales tax, and other transfer tax.

V.       NEWBORN CHANNEL.

         A. Advisory Board. LPC shall include on the Advisory Board of the Newborn Channel, one individual to be recommended by ASPO and appointed by LPC.

         B. Use of "Lamaze" Name. In the event that LPC uses the "Lamaze" mark (as defined in paragraph IV.B., above) in conjunction with the Newborn Channel Program, an Editorial Board shall be established as is done for all other LPC "Lamaze" Publications (i.e., up to 12 individuals recommended by ASPO and appointed by LPQ.

VI.      THIRD-PARTY LICENSING.

         A. LPC Is Exclusive Marketing Agent For ASPO. The parties confirm that LPC shall act as the exclusive marketing agent for ASPO whenever ASPO licenses to third-parties the right to use the "Lamaze" name. As such, LPC shall act as administrator of the ASPO third-party licensing program; and all third-party licensees, including without limitation AMI and Learning Curve Toys, shall deal directly with LPC. ASPO, not LPC, shall continue to exercise editorial control over the third-party licensees' use of the "Lamaze" name. If ASPO is approached by any prospective third-party licensees, ASPO shall refer the prospect to LPC for negotiation and administration of a third-party license.

         B. Consent of Both Parties Required. Regardless of whether a prospective third-party licensee approaches ASPO first and is referred to LPC, or initially contacts LPC, no third-party license may be granted without the prior express written consent of both LPC and ASPO. Either party may withhold consent, if it notifies the other that it reasonably believes that the prospective third-party license is not economically feasible or will compete or otherwise unduly interfere with existing projects of that party or of a third-party license. In addition, ASPO may withhold consent upon notification to LPC that the proposed use of the "Lamaze" mark is inconsistent with the principals and philosophy of ASPO. Notwithstanding the above, LPC shall not withhold its consent to any extension[s] to the existing AMI and Learning Curve Toy third-party licenses, on the same terms and conditions.

         C. Exclusive Marketing Agent Fee. In consideration for its services as exclusive marketing agent, LPC shall receive 15% of the licensing fees received by ASPO under revenues generated by each third-party license[s], with ASPO retaining the remaining 85%. Such fees shall be paid by ASPO on a quarterly basis within 30 days after the close of the quarter in which ASPO received the funds upon which payment is based. Such fees shall be earned and paid by ASPO to LPC regardless of whether the third-party licensee initially approached ASPO or LPC. Notwithstanding the above: LPC shall receive no fee with respect to the AMI contract for the period through July 1, 1996, and LPC shall earn a fee equal to 7.5% of the licensing fee received by ASPO from AMI for any contract period from July 1, 1996 forward. LPC shall earn no fee with respect to the Learning Curve Toys contract for the period through December 31, 2000; and LPC shall earn a fee equal to 7.5% of the licensing fee received by ASPO from Learning Curve Toys for any contract period from January 1, 2001 forward.

         D. License Directly To LPC. In the event that the parties agree to have ASPO license directly to LPC the right to use the "Lamaze" name with a good or service outside the area of consumer publications or other communications, the Marketing Agent Fee under Section VI(C) above shall not apply, and the parties shall negotiate a reasonable royalty to be paid to ASPO.

VII.     ACCOUNTING.

         A. Each party shall have the right, through a mutually agreed-upon, independent, third-party auditor, to inspect the books and records of the other party insofar as is reasonable, necessary, and for the sole purpose of confirming that they have been paid all of the money to which they are entitled under the Existing Agreements, as modified and clarified by this Agreement of Modification and Clarification. Other than providing a figure establishing the amount of any discrepancy, such auditor shall not disclose any information learned from the audit of one party's books and records to the other party. Any shortfall or over payment between the parties discovered by an auditor shall be paid within thirty (30) days of informing the party owing the shortfall or owing a refund of any overpayment. Interest shall be payable on any shortfall or overpayment, accrued from the date the shortfall would have been due or the overpayment was made, at the rate of one percent (1%) per month. If the audit shows that the payments made were within three percent (3%) of, or more than the amount owed, the party requesting the audit shall bear the full cost and all expenses of the audit; if the shortfall is greater than 3 percent (3%) of the total amount owed, the party owing the shortfall shall pay the cost of the audit.

VIII.    GOVERNING LAW.

         This Agreement of Modification and Clarification shall be governed by the laws of the State of Connecticut and Federal Laws of the United States. For purposes of resolving disputes under this Agreement of Modification and Clarification, the parties waive any and all claims of lack of personal jurisdiction, subject matter jurisdiction, and venue in favor of the state and federal courts of the State of Connecticut. Nothing in this Agreement of Modification and Clarification shall prevent either party from obtaining preliminary injunctive relief from a court of law in any jurisdiction pending the outcome of an arbitration proceeding.

IX.      ARBITRATION.

         If the parties are unable to resolve a dispute arising out of this Agreement of Modification and Clarification through negotiation, the parties shall submit the dispute to binding arbitration proceedings. Arbitration proceedings shall take place in Connecticut and be conducted by JAMS/Endispute and in accordance with the Rules of the American Arbitration Association

("AAA"), except that they may be amended as necessary so that the arbitration proceeding shall last no longer than one hundred and twenty (120) days, from the time the dispute is referred to arbitration to the time that the arbitration panel renders its decision. The arbitration panel shall consist of three members. Each party and JAMS/Endispute shall each appoint one member. The cost of arbitration shall be born by either or both parties, as the arbitration panel may determine. The parties shall enforce the arbitration panel's award by a judgment obtained in the state or federal courts of Connecticut, or elsewhere as necessary to give effect to the terms of the Existing Agreements as amended by this Agreement of Modification and Clarification, and of the arbitration panel's decision.

X.       TERM.

         This Agreement shall govern the rights and obligations of the parties from January 1, 1996 and will last as long as any of the Video Agreement, or the LPM Agreement, or the Loan/Activity Agreement referenced in Section I(A), (C), and (D) hereinabove respectively continue in effect.

XI.      EXISTING AGREEMENTS CONTINUE.

         As amended hereby, the Existing Agreements continue in full force and effect. Except to the extent that they are clearly modified by the express terms of this Agreement, nothing in this Agreement shall be construed to modify any term of any of the Existing Agreements.

                                          AMERICAN SOCIETY FOR
                                          PSYCHO PROPYLAXIS IN OBSTETRICS, INC.

                                          BY:      /s/ Deborah Wooley
                                                 --------------------
                                          TITLE:   President
                                                 --------------------
                                          DATE:    5/6/96
                                                 --------------------


                                          LIFETIME INSTITUTE FOR FAMILY
                                          EDUCATION, INC.

                                          BY:      [Illegible]
                                                 --------------------
                                          TITLE:   President
                                                 --------------------
                                          DATE:    5/10/96
                                                 --------------------


                                          LAMAZE PUBLISHING COMPANY, INC.

                                          BY:      [Illegible]
                                                 --------------------
                                          TITLE:   President
                                                 --------------------
                                          DATE:    5/10/96
                                                 --------------------

                                                         *

                                          EXHIBIT A
                                       (To be Assigned)

--------------------------------------------------------------------------------------------------------------
       MARK                              GOOD/SERVICES                       INTENT TO          ROYALTY
                                                                            USE/ACTUAL           BASIS*
                                                                              USE
--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recordings featuring
EDUCATION LAMAZE      issues related to maternity, babies, children,
ONSERTS and Design    health and family in Class 9;
(S#:75/036,193)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recordings featuring
EDUCATION LAMAZE      issues related to maternity, babies, children,
PUBLISHING and        health and family in Class 9;
Design                Printed publications relating to maternity,
(S#:75/036,192)       babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Television Advertising for Others in Class 35;      Intent to Use     See
FOR FAMILY            Television Broadcasting in Class 38;                                  S#:75/036,087
EDUCATION and Design  Television Production in Class 41.
(S#:75/036,088)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Baby bath products, baby hygiene products and       Intent to Use     See
FOR FAMILY            other products related to babies in Class 3;                          S#:75/036,090
EDUCATION and Design  Baby nursing aids, nursing aids for mothers,
(S#:75/036,086)       baby health care products and other products
                      relating to baby care in Class 10; Furniture,
                      infant cradles, infant walkers, toy boxes, toy
09                      chests, booster seats, stuffed animals, cribs
                      and other baby or children related articles in
                      Class 20; Maternity clothing, diapers, baby
                      clothing and clothing accessories relating to
                      maternity or babies in Class 25; Toys, games and
                      accessories for babies and children in Class 28.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Printed publications relating to maternity,         Intent to Use     See
FOR FAMILY            babies, children, health and family in Class 16;                      S#:75/036,090
EDUCATION and Design
(S#:75/036,086)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Indicating membership in an organization of         Actual Use        Subject to other
FOR FAMILY            providers of prenatal and postnatal child care                        royalty basis,
EDUCATION and Design  goods or services in Class 200.                                       as applicable,
(Registration                                                                               without
No. 1,730,169)                                                                              duplicate
                                                                                            royalty
                                                                                            obligation

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
       MARK                              GOOD/SERVICES                       INTENT TO          ROYALTY
                                                                            USE/ACTUAL           BASIS*
                                                                              USE
--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Television Advertising for Others in Class 35;      Intent to Use     P. IV
FOR FAMILY            Television Broadcasting in Class 38;
EDUCATION LAMAZE      Television Production in Class 41.
TELEVISION and Design
(S#:75/036,087)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recording featuring
EDUCATION LAMAZE      issues related to maternity, babies, children,
TELEVISION and Design health and family in Class 9;
(S#:75/036,085)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Baby nursing aids, nursing aids for mothers,        Intent to Use     P. IV(D)
FOR FAMILY            baby health care products and other products
EDUCATION LAMAZE      relating to baby care in Class 10;
NURSING AIDS and      Maternity clothing, diapers, baby clothing and
Design                clothing accessories relating to maternity or
(S#:75/036,089)       babies in Class 25.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Mineral supplements and vitamins in Class 5.        Intent to Use     P. IV(D)
FOR FAMILY
EDUCATION LAMAZE
VITAMINS and Design
(S#:75/036,083)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recording featuring
EDUCATION GROWTH-     issues related to maternity, babies, children,
CHART and Design      health and family in Class 9;
(S#:75/036,080)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recording
EDUCATION LAMAZE      featuring  issues related to maternity, babies,
LIBRARY and Design    children, health and family in Class 9;
(S#:75/036,084)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Baby bath products, baby hygiene products and       Intent to Use     P. IV(D)
FOR FAMILY            and other products related to babies in Class 3;
EDUCATION LAMAZE      Baby nursing aids, nursing aids for mothers,
BABYCARE and Design   baby health care products and other products
(S#:75/036,090)       relating to baby care in Class 10;
                      Furniture, infant cradles, infant walkers, toy
                      boxes, toy chests, booster seats, stuffed
                      animals, cribs and other baby or children
                      related articles in Class 20;
                      Maternity clothing, diapers, baby clothing and
                      clothing  accessories relating to maternity or

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
       MARK                              GOOD/SERVICES                       INTENT TO          ROYALTY
                                                                            USE/ACTUAL           BASIS*
                                                                              USE
--------------------------------------------------------------------------------------------------------------
                      babies in Class 25;
                      Toys, games and accessories for babies
                      and children in Class 28.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Printed publications relating to maternity,         Intent to Use     P. IV
FOR FAMILY            babies, children, health and family in Class 16;
EDUCATION LAMAZE
BABYCARE and Design
(S#:75/036,090)

--------------------------------------------------------------------------------------------------------------
LAMAZE BABY MAGAZINE  Magazines containing subject matter of interest     Actual Use        P.  IV
(Registration No.     to parents and expectant parents in Class 16;
1,883,545)
--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Publications containing subject matter of           Intent to Use     P.  IV
COMMUNICATIONS        interest to parents and expectant parents in
(S#:75/696,209)       Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE PARENTS'       Magazines containing subject matter of interest     Actual Use        P.  IV
MAGAZINE              to expectant parents in Class 16
(S#:75/297,353)

--------------------------------------------------------------------------------------------------------------

* Indicates the applicable royalty basis but LPC shall not be subject to duplicative royalties for the same goods/services.

                                           EXHIBIT A
                                       (To be Licensed)

--------------------------------------------------------------------------------------------------------------
       MARK                              GOOD/SERVICES                       INTENT TO          ROYALTY
                                                                            USE/ACTUAL           BASIS*
                                                                              USE
--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recordings featuring
EDUCATION LAMAZE      issues related to maternity, babies, children,
ONSERTS and Design    health and family in Class 9;
(S#:75/036,193)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recordings featuring
EDUCATION LAMAZE      issues related to maternity, babies, children,
PUBLISHING and Design health and family in Class 9;
(S#:75/036,192)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Television Advertising for Others in Class 35;      Intent to Use     See
FOR FAMILY            Television Broadcasting in Class 38;                                  S#:75/036,087
EDUCATION and Design  Television Production in Class 41.
(S#:75/036,088)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Baby bath products, baby hygiene products and       Intent to Use     See
FOR FAMILY            other products related to babies in Class 3;                          S#:75/036,090
EDUCATION and Design  Baby nursing aids, nursing aids for mothers,
(S#:75/036,086)       baby health care products and other products
                      relating to baby care in Class 10.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Printed publications relating to maternity,         Intent to Use     See
FOR FAMILY            babies, children, health and family in Class 16;                      S#:75/036,090
EDUCATION and Design
(S#:75/036,086)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Indicating membership in an organization of         Actual Use        Subject to other
FOR FAMILY            providers of prenatal and postnatal child care                        royalty basis, as
EDUCATION and Design  goods or services in Class 200.                                       applicable,
(Registration No.                                                                           without duplicate
1,730,169)                                                                                  royalty obligation
--------------------------------------------------------------------------------------------------------------

LAMAZE INSTITUTE      Television Advertising for Others in Class 35;      Intent to Use     P. IV
FOR FAMILY            Television Broadcasting in Class 38;
EDUCATION LAMAZE      Television and Design Production in Class 41.
TELEVISION and Design
(S#:75/036,087)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recording featuring
EDUCATION LAMAZE      issues related to maternity, babies, children,
TELEVISION and Design health and family in Class 9;
(S#:75/036,085)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
       MARK                              GOOD/SERVICES                       INTENT TO          ROYALTY
                                                                            USE/ACTUAL           BASIS*
                                                                              USE
--------------------------------------------------------------------------------------------------------------

LAMAZE INSTITUTE      Baby nursing aids, nursing aids for mothers,        Intent to Use     P.  IV(D)
FOR FAMILY            baby health care products and other products
EDUCATION LAMAZE      relating to baby care in Class 10;
NURSING AIDS and
Design
(S#:75/036,089)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Mineral supplements and vitamins in Class 5.        Intent to Use     P.  IV(D)
FOR FAMILY
EDUCATION LAMAZE
VITAMINS and Design
(S#:75/036,083)

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recording featuring
EDUCATION GROWTH-     issues related to maternity, babies, children,
CHART and Design      health and family in Class 9;
(S#:75/036,080)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Audio tapes, computer programs, video tapes,        Intent to Use     P. IV
FOR FAMILY            motion picture films, and recording featuring
EDUCATION LAMAZE      issues related to maternity, babies, children,
LIBRARY and Design    health and family in Class 9;
(S#:75/036,084)       Printed publications relating to maternity,
                      babies, children, health and family in Class 16.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Baby bath products, baby hygiene products and       Intent to Use     P. IV(D)
FOR FAMILY            and other products related to babies in Class 3;
EDUCATION LAMAZE      Baby nursing aids, nursing aids for mothers,
BABYCARE and Design   baby health care products and other products
(S#:75/036,090)       relating to baby care in Class 10.

--------------------------------------------------------------------------------------------------------------
LAMAZE INSTITUTE      Printed publications relating to maternity,         Intent to Use     P. IV
FOR FAMILY            babies, children, health and family in Class 16;
EDUCATION LAMAZE
BABYCARE and Design
(S#:75/036,090)

--------------------------------------------------------------------------------------------------------------
LAMAZE BABY           Magazines containing subject matter of interest     Actual Use        P.  IV
MAGAZINE              to parents and expectant parents in Class 16;
(Registration No.
1,883,545)

--------------------------------------------------------------------------------------------------------------
LAMAZE PARENTS'       Magazines containing subject matter of interest     Actual Use        P.  IV
MAGAZINE              to expectant parents in Class 16
(S#:75/297,353)

--------------------------------------------------------------------------------------------------------------

* Indicates the applicable royalty basis but LPC shall not be subject to duplicative royalties for the same goods/services.

                                    EXHIBIT B

                      QUITCLAIM ASSIGNMENT OF MARKS TO ASPO

         Whereas, Lamaze Publishing Company, a corporation incorporated in Connecticut, the principal place of business of which 372 Danbury Road, Wilton, Connecticut 06897 ("Lamaze Publishing") has used the marks identified on Exhibit A hereto ("Marks");

         Whereas, on May 13, 1996, Lamaze Publishing and the American Society for Psychoprophylaxis in Obstetrics, Inc., a non-profit corporation incorporated in New York, the principal place of business of which is 1200 19th Street, N.W., Suite 300, Washington, D.C. 20036 ("ASPO"), executed an Agreement under which the Parties have agreed that Lamaze Publishing shall assign to ASPO any and all right, title, and interest that Lamaze Publishing may possess in and to the Marks identified in Exhibit A, hereto;

         Therefore, for good and valuable consideration, receipt of which is hereby acknowledged, Lamaze Publishing hereby transfers and assigns unto ASPO all right, title, and interest it may possess in and to the Marks identified in Exhibit A, hereto, together with the goodwill of the business in connection with which such marks are used and which is symbolized by such marks, along with the right to recover for damages and profits for past infringements thereof;

         IN WITNESS WHEREOF, Lamaze Publishing, a corporation incorporated in Connecticut, has cause these presents to be executed by its duly authorized officer this 13 day of May, 1996.

                                              /s/  Junior Winokur
                                              ---------------------------


Dated:   5/13/96                              By:
                                              ---------------------------
                                              Name:     Junior Winokur
                                              Title:    President

STATE OF   CT           )
         --------------
                        )  ss:  Wilton
CITY/COUNTY OF  Ffld    )
               --------
     Sworn and subscribed to before me this 13 day of May, 1996.


                                              /s/  Elizabeth A. Carpadona
                                              ---------------------------
                                              Notary Public
                                              My Commission Expires 2000

                                    EXHIBIT A
                                 (To Assignment)

--------------------------------------------------------------------------------
          MARK                                  GOOD/SERVICES
--------------------------------------------------------------------------------

LAMAZEBABY MAGAZINE             Magazines containing subject matter of interest
(Registration No. 1,883,545)    to parents and expectant parents in Class 16.

--------------------------------------------------------------------------------
LAMAZE PARENT'S MAGAZINE        Magazines containing subject matter of interest
(S#:74/297,353)                 to expectant parents in Class 16.

-------------------------------------------------------------------------------

                                    EXHIBIT B

                      QUITCLAIM ASSIGNMENT OF MARKS TO ASPO

         Whereas, Lifetime Institute for Family Education, Inc., a corporation incorporated in Connecticut, the principal place of business of which 372 Danbury Road, Wilton, Connecticut 06897 ("Lifetime Institute") has used the marks identified on Exhibit A hereto ("Marks");

         Whereas, on May 13, 1996, Lamaze Publishing and the American Society for Psychoprophylaxis in Obstetrics, Inc., a non-profit corporation incorporated in New York, the principal place of business of which is 1200 19th Street, N.W., Suite 300, Washington, D.C. 20036 ("ASPO"), executed an Agreement under which the Parties have agreed that Lamaze Publishing shall assign to ASPO any and all right, title, and interest that Lamaze Publishing may possess in and to the Marks identified in Exhibit A, hereto;

         Therefore, for good and valuable consideration, receipt of which is hereby acknowledged, Lifetime Institute hereby transfers and assigns unto ASPO all right, title, and interest it may possess in and to the Marks identified in Exhibit A, hereto, together with the goodwill of the business in connection with which such marks are used and which is symbolized by such marks, along with the right to recover for damages and profits for past infringements thereof;

         IN WITNESS WHEREOF, Lifetime Institute, a corporation incorporated in Connecticut, has cause these presents to be executed by its duly authorized officer this 13 day of May, 1996.

                                              /s/  Junior Winokur
                                              --------------------------

Dated:   5/13/96                          By:
                                             ----------------------------
                                              Name:     Junior Winokur
                                              Title:    President

STATE OF   CT         )
         -------------
                      )  ss:  Wilton
CITY/COUNTY OF  Ffld  )
              --------
         Sworn and subscribed to before me this 13 day of May, 1996.

                                              /s/  Elizabeth A. Carpadona
                                              ---------------------------
                                              Notary Public
                                              My Commission Expires 2000

                                    EXHIBIT A
                                 (To Assignment)

-------------------------------------------------------------------------------

            MARK                                   GOOD/SERVICES
-------------------------------------------------------------------------------
LAMAZE INSTITUTE FOR                 Indicating membership in an organization
FAMILY EDUCATION and Design          providers of prenatal and postnatal child
(Registration No. 1,730,169)         care goods or services in Class 200.

-------------------------------------------------------------------------------

                                    EXHIBIT C

                           EXCLUSIVE LICENSE AGREEMENT

         This Exclusive Agreement (the "Agreement") is entered into and effective May 6, 1996 between the American Society for Psychoprophylaxis in Obstetrics, a New York non-profit corporation with principal place of business at 1200 19th Street, N.W., Suite 300, Washington, D.C. 20036 ("ASPO/Lamaze") and Lamaze Publishing Company, Inc., a Connecticut corporation with principal place of business at 371 Danbury Road, Wilton, Connecticut 06897 ("LPC").

         WHEREAS, ASPO/Lamaze asserts that it is the owner of the name "Lamaze" and the parties hereto are parties to an August 2, 1990 LPM Agreement, as amended (which agreement and all amendments thereto are hereafter collectively referred to as the "LPM Agreement") under which ASPO/Lamaze provides LPC with the exclusive right to publish consumer-oriented publications using the "Lamaze" name subject to certain conditions on such use as are set forth in the LPM Agreement;

         WHEREAS, the parties hereto with to confirm LPC's exclusive license to use of those "Lamaze" marks listed at Exhibit A hereto;

         NOW, THEREFORE, in consideration of the LPM Agreement and of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. ASPO/Lamaze hereby licenses to LPC the exclusive right to use those "Lamaze" marks listed on Exhibit A hereto in connection with consumer publications and other communications for as long as any of the Video Agreement, or the LPM Agreement, or the Loan/Activity continue, and subject to the conditions on such use as are set forth in the LPM Agreement.


                                              ASPO/LAMAZE

                                              By: /s/ Deborah Wooley
                                                  -------------------
                                              Title:  President
                                                    -----------------
                                              Date:   5/6/96
                                                   ------------------



                                              LAMAZE PUBLISHING COMPANY, INC.

                                              By: /s/ Junior Winokur
                                                  -------------------
                                              Title:     President
                                                    -----------------
                                              Date:      5/13/96
                                                   ------------------

                                    EXHIBIT A
                                  (To License)

--------------------------------------------------------------------------------

          MARK                                GOOD/SERVICES
--------------------------------------------------------------------------------
LAMAZE INSTITUTE FOR FAMILY   Indicating membership in an organization of
EDUCATION and Design          providers of prenatal and postnatal child care
(Registration No. 1,730,169)  goods or services in Class 200.

--------------------------------------------------------------------------------
LAMAZEBABY MAGAZINE           Magazine containing subject matter of interest to
(Registration No. 1,883,545)  parents and expectant parents in Class 16.

--------------------------------------------------------------------------------
LAMAZE PARENTS' MAGAZINE      Magazine containing subject matter of interest to
(S#:74/297,353)               expectant parents in Class 16.

--------------------------------------------------------------------------------